UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2016

NEWPARK RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-2960	72-1123385
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9320 Lakeside Boulevard, Suite 100
The Woodlands, TX	77381
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (281) 362-6800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Amendment No. 1 to the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan

On March 22, 2016, the Board of Directors of Newpark Resources, Inc. (the “Company”), subject to stockholder approval, approved Amendment No. 1 (the “Amendment”) to the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan (the “2015 Plan”). The Amendment was also approved by the stockholders of the Company on May 19, 2016. The Amendment to the 2015 Plan (i) increases the number of shares available for issuance thereunder by 1,800,000 shares to a total of 7,800,000 shares, (ii) decreases the fungible share counting ratio for awards to be granted in stock (other than an award that is a stock option or similar award) from 1.85 to 1.78, and (iii) adds a “double trigger” vesting provision to apply if outstanding awards are assumed or replaced in connection with a change in control of the Company.

The principal features of the Amendment and the 2015 Plan are described in detail under “Proposal No. 3 Approval of an Amendment to the 2015 Employee Equity Incentive Plan” of the Company’s Definitive Proxy Statement on Schedule 14A for the 2016 Annual Meeting of Stockholders filed by the Company with the Securities and Exchange Commission on April 6, 2016 (the “Proxy Statement”). The description of the principal features of the Amendment and the 2015 Plan included in the Proxy Statement is incorporated herein by reference.

The foregoing description of the principal features of the Amendment and the 2015 Plan is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 4.8 to the Company’s Registration Statement on Form S-8 on May 19, 2016 (SEC File No. 333-211459).

Item 5.07     Submission of Matters to a Vote of Security Holders.

On May 19, 2016, the following proposals were submitted to the stockholders of the Company at the Company’s 2016 Annual Meeting of Stockholders.

1.	The election of seven directors to the Board of Directors;
2.	An advisory vote on named executive officer compensation;
3.	Approval of Amendment No. 1 to the Newpark Resources, Inc. 2015 Employee Equity Incentive Plan;
4.	Approval of an amendment to the Company’s Restated Certificate of Incorporation; and
5.	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year 2016.

The proposals are more fully described in the Company’s Proxy Statement. The following are the final vote results along with a brief description of each proposal.

Proposal 1: Election of Directors: the stockholders of the Company elected each of the following director nominees for a term that will continue until the 2017 Annual Meeting of Stockholders.

Director	Votes For	Withheld	Broker Non-Votes
David C. Anderson	73,594,984	807,073	3,762,739
Anthony J. Best	73,230,600	1,171,457	3,762,739
G. Stephen Finley	73,226,217	1,175,840	3,762,739
Paul L. Howes	73,594,717	807,340	3,762,739
Roderick A. Larson	73,227,221	1,174,836	3,762,739
James W. McFarland, PhD	73,224,011	1,178,046	3,762,739
Gary L. Warren	73,209,116	1,192,941	3,762,739

Proposal 2: An advisory vote on named executive officer compensation - the stockholders of the Company approved, on a non-binding advisory basis, the compensation of the named executive officers as described in the Company’s Proxy Statement.

For	Against	Abstain	Broker Non-Votes
71,171,079	3,102,382	128,596	3,762,739

Proposal 3: Approval of Amendment No. 1 to the 2015 Employee Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
44,674,923	29,698,140	28,994	3,762,739

Proposal 4: Approval of an amendment to the Company’s Restated Certificate of Incorporation.

For	Against	Abstain	Broker Non-Votes
77,904,411	172,225	88,160

Proposal 5: Ratification of the Appointment of Independent Registered Public Accounting Firm -the stockholders of the Company ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year 2016.

For	Against	Abstain	Broker Non-Votes
76,416,846	1,727,985	19,965

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1

Amendment No. 1 to Newpark Resources, Inc. 2015 Employee Equity Incentive Plan, incorporated by reference to Exhibit 4.8 of the Company’s Registration Statement on Form S-8 filed on May 19, 2016 (SEC File No. 333-211459).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPARK RESOURCES, INC.

Dated: May 20, 2016	By:	/s/ Mark J. Airola
Mark J. Airola
Senior Vice President, General Counsel
and Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Amendment No. 1 to Newpark Resources, Inc. 2015 Employee Equity Incentive Plan, incorporated by reference to Exhibit 4.8 of the Company’s Registration Statement on Form S-8 filed on May 19, 2016 (SEC File No. 333-211459).

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